Exhibit 10.7

First Amendment to
third amended and restated credit agreement

This Agreement is made as of October 27, 2021

BETWEEN:

BROOKFIELD BUSINESS L.P.
BROOKFIELD BBP CANADA HOLDINGS INC.
BROOKFIELD BBP BERMUDA HOLDINGS LIMITED
BROOKFIELD BBP US HOLDINGS LLC

(collectively, the “Borrowers”)

and

BROOKFIELD BUSINESS PARTNERS L.P.

(the “Guarantor”)

and

BPEG US Inc.

(the “Lender”)

RECITALS:

A.	The Borrowers, the Guarantor and the Lender are parties to a third amended and restated credit agreement dated as of August 26, 2019, pursuant to which the Lender has established a credit facility for the benefit of the Borrowers (the “Credit Agreement”); and

B.	The Borrowers, the Guarantor and the Lender have agreed to amend the Credit Agreement to increase the Credit Facility Amount available thereunder for an eighteen month period and to extend the Maturity Date of the Credit Facility as is set out in this agreement;

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.	Capitalized Terms. All capitalized terms that are used herein without being specifically defined herein shall have the meanings ascribed to them in the Credit Agreement as amended hereby.

2.	Amendments to Credit Agreement. The definitions of “Credit Facility Amount” and “Maturity Date” in section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following definitions:

“Credit Facility Amount” means the aggregate amount of the Credit Commitment which equals:

(a)            $1,000,000,000 in respect of the period commencing on (and including) October 27, 2021 and ending on (and excluding) April 27, 2023; and

(b)            $500,000,000 in respect of the period commencing on (and including) April 27, 2023 and ending on the Maturity Date.

“Maturity Date” means June 26, 2026, unless the Agreement is automatically renewed under Section 2.11, in which case the Maturity Date shall be the date the Agreement is scheduled to terminate following any valid renewal.

3.	Confirmation of Representations and No Default. The Obligors represent and warrant that: no Default or Event of Default has occurred and is continuing; the representations and warranties of the Obligors contained in the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof, except for any representations and warranties that are expressly stated to be made as of a specific date; and this agreement and the Credit Agreement, as amended by this agreement, are legal, valid and binding obligations of the Obligors, enforceable against each of them by the Lender in accordance with their terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and general principals of equity (regardless of whether such enforceability is considered a proceeding at law or in equity).

4.	Future References to the Credit Agreement. On and after the date of this agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.	General. Upon the execution of this agreement the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the amendment set out herein and the provisions of this agreement into the Credit Agreement.

6.	Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

7.	Enurement. This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

8.	Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Executed counterparts shall be delivered to the Lender or transmitted to the Lender by telefacsimile and the parties accept signatures so transmitted to the Lender as original signatures.

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IN WITNESS WHEREOF the parties hereto have executed and delivered this agreement as of the date first above written.

BORROWERS:

BROOKFIELD BUSINESS L.P., by its managing general partner, BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED

Per:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD BBP CANADA HOLDINGS INC.

Per:	/s/ A.J. Silber
Name: A.J. Silber Title: Senior Vice President & Secretary

BROOKFIELD BBP BERMUDA HOLDINGS LIMITED

Per:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD BBP US HOLDINGS LLC

Per:	/s/ Mark Weinberg
Name: Mark Weinberg Title: Managing Partner

[Signature Page to First Amendment to the Third Amended and Restated Credit Agreement]

GUARANTOR: BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED
Per:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

LENDER:

BPEG US INC.

Per:	/s/ A.J. Silber
Name: A.J. Silber Title: Senior Vice President & Secretary

[Signature Page to First Amendment to the Third Amended and Restated Credit Agreement]